ServiceNow Reports Second Quarter 2021 Financial Results

•Subscription revenues of $1,330 million in Q2 2021, representing 31% year-over-year growth, 27% adjusted for constant currency
•Current remaining performance obligations of $4.7 billion as of Q2 2021, representing 34% year-over-year growth, 31% adjusted for constant currency
•1,201 total customers with over $1 million in annual contract value, representing 25% year-over-year growth

SANTA CLARA, Calif. - July 28, 2021 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its second quarter ended June 30, 2021, with subscription revenues of $1,330 million in Q2 2021, representing 31% year-over-year growth, 27% adjusted for constant currency.

As of June 30, 2021, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $4.7 billion, representing 34% year-over-year growth, 31% adjusted for constant currency. The company now has 1,201 total customers with more than $1 million in annual contract value, representing 25% year-over-year growth in customers.

“I’m so proud of our team’s performance, significantly exceeding the high end of our guidance across all metrics, which is reflected in our strong full-year guidance raise,” said Bill McDermott, ServiceNow president and CEO. “Business leaders worldwide are facing ‘do or die’ moments in a forever changed world. They are leveraging the flexibility of the Now Platform to create innovative digital solutions needed to solve the biggest challenges of our time. In partnership with our customers, we workflow a better world.”

ServiceNow CFO Gina Mastantuono said, “Q2 was a tremendous quarter, showcasing the power of our business model and our ability to drive a balance of growth and profitability. The team demonstrated exceptional execution, and we saw strong demand across all regions and workflows. We are the platform for digital business, and we are well on our way to becoming a $15+ billion revenue company.”

During the quarter, ServiceNow hosted Knowledge 2021, where customers, partners, and developers from 141 countries came together to address how they are using digital workflows to grow their business, become more resilient, and reshape their industries. At Knowledge 21, ServiceNow released new solutions to power the manufacturing and healthcare and life sciences industries by helping customers increase their agility, resilience, and productivity. In Q2, the company also acquired next-generation observability leader Lightstep to help customers accelerate digital transformation with insight-driven, action-oriented workflows. To support customers as they prepare for a hybrid workplace, ServiceNow recently announced an integration with Microsoft’s new Windows 365 solution to let users easily access Cloud PCs directly through Microsoft Teams. The company also launched enhancements to its Workplace Service Delivery solution to give customers consumer-grade employee experiences and optimize real estate planning, enabling productivity and flexibility in the new world of work.

Second Quarter 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the second quarter 2021:

	Second Quarter 2021 GAAP Results		Second Quarter 2021 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,330	31%			$1,285	27%
Professional services and other revenues	$79	41%			$76	36%
Total revenues	$1,409	32%			$1,362	27%

Subscription billings			$1,328	30%	$1,275	25%
Professional services and other billings			$89	44%	$86	39%
Total billings			$1,417	31%	$1,361	26%

	Amount ($ billions)	Year/Year Growth (%)			Adjusted Amount ($ billions)(2)	Adjusted Year/Year Growth (%)
cRPO	$4.7	34%			$4.6	31%
RPO	$9.5	35%			$9.3	32%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,082	81%	$1,129	85%
Professional services and other gross profit (loss)	($2)	(3%)	$13	17%
Total gross profit	$1,080	77%	$1,142	81%
Income from operations	$51	4%	$353	25%
Net cash provided by operating activities	$300	21%
Free cash flow			$268	19%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$59	$0.30/ $0.29	$287	$1.45/ $1.42

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings, cRPO and RPO are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the third quarter 2021:

	Third Quarter 2021 GAAP Guidance		Third Quarter 2021 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,400 - $1,405	28% -29%
Note: Includes foreign currency benefit of $15 million
Subscription billings			$1,320 - $1,325	22% - 23%
Note: Includes foreign currency benefit of $14 million Includes negative impact of billings duration of $7 million

cRPO		30%
Margin (%)
Income from operations				23.0%

Amount (millions)
Weighted-average shares used to compute diluted net income per share			202

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of June 30, 2021 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2021:

	Full-Year 2021 GAAP Guidance		Full-Year 2021 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$5,530 - $5,540	29%
Note: Includes foreign currency benefit of $101 million
Subscription billings			$6,315 - $6,325	27%
Note: Includes foreign currency benefit of $104 million Includes positive impact of billings duration of $6 million
				Margin (%)
Subscription gross profit				85%
Income from operations				24.5%
Free cash flow				31.0%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			202

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2021 guidance are based on foreign exchange rates as of June 30, 2021 for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on July 28, 2021. Interested parties may listen to the call by dialing (833) 513‑0567 (Passcode: 5090338), or if outside North America, by dialing (236) 714‑2186 (Passcode: 5090338). Individuals may access the live teleconference from this webcast.

https://event.on24.com/wcc/r/3196497/03FA90BAD600EF511EBFF97AB725E07C

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (Passcode: 5090338), or if outside North America, by dialing (416) 621‑4642 (Passcode: 5090338).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2020, the average exchange rates in effect for our major currencies were 1 USD to 1.10 Euros and 1 USD to 1.24 British Pound Sterling (“GBP”), rather than the actual average exchange rates in effect during the current period (for Q2 2021, the average exchange rates in effect for our major currencies were 1 USD to 1.20 Euros and 1 USD to 1.40 GBP). We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year. We believe billings is one indicator of the performance of our business.

•Adjusted remaining performance obligations and current remaining performance obligations. We present cRPO and remaining performance obligations (“RPO”) and related growth rates adjusted for constant currency, as described above, to provide a framework for assessing how our business performed. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions including the effectiveness, extent and duration of mitigation efforts such as “shelter in place”, availability of vaccinations and similar directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business, future financial performance and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the timing of headwinds from COVID-19, the continued impact of COVID-19 on new or existing customers’ purchasing decisions and the length of our sales cycles, renewal timing or billings terms, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2020, our Form 10-Q that will be filed for the quarter ended June 30, 2021 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2021 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenues:
Subscription	$1,330	$1,015	$2,623	$2,010
Professional services and other	79	56	146	107
Total revenues	1,409	1,071	2,769	2,117
Cost of revenues (1):
Subscription	248	172	476	332
Professional services and other	81	61	152	124
Total cost of revenues	329	233	628	456
Gross profit	1,080	838	2,141	1,661
Operating expenses (1):
Sales and marketing	557	426	1,081	867
Research and development	333	245	647	472
General and administrative	139	104	265	210
Total operating expenses	1,029	775	1,993	1,549
Income from operations	51	63	148	112
Interest expense	(7)	(8)	(14)	(17)
Other income, net	6	7	15	15
Income before income taxes	50	62	149	110
Provision for (benefit from) income taxes	(9)	21	8	21
Net income	$59	$41	$141	$89
Net income per share - basic	$0.30	$0.21	$0.71	$0.47
Net income per share - diluted	$0.29	$0.20	$0.70	$0.44
Weighted-average shares used to compute net income per share - basic	198	191	197	191
Weighted-average shares used to compute net income per share - diluted	202	201	202	201

(1)Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cost of revenues:
Subscription	$33	$25	$62	$46
Professional services and other	15	13	28	25
Operating expenses:
Sales and marketing	99	79	192	149
Research and development	98	70	186	129
General and administrative	37	30	70	56

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$1,362	$1,677
Short-term investments	1,622	1,415
Accounts receivable, net	781	1,009
Current portion of deferred commissions	255	229
Prepaid expenses and other current assets	205	192
Total current assets	4,225	4,522
Deferred commissions, less current portion	494	444
Long-term investments	1,350	1,468
Property and equipment, net	732	660
Operating lease right-of-use assets	466	454
Intangible assets, net	310	153
Goodwill	793	241
Deferred tax assets	665	673
Other assets	152	100
Total assets	$9,187	$8,715
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$98	$34
Accrued expenses and other current liabilities	608	668
Current portion of deferred revenue	3,023	2,963
Current portion of operating lease liabilities	80	72
Current debt, net	99	—
Total current liabilities	3,908	3,737
Deferred revenue, less current portion	49	45
Operating lease liabilities, less current portion	427	423
Long-term debt, net	1,483	1,640
Other long-term liabilities	45	36
Stockholders’ equity	3,275	2,834
Total liabilities and stockholders’ equity	$9,187	$8,715

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net income	$59	$41	$141	$89
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	115	83	221	159
Amortization of deferred commissions	70	52	136	101
Stock-based compensation	281	217	537	405
Deferred income taxes	(17)	(1)	(16)	(3)
Repayments of convertible senior notes attributable to debt discount	(6)	(2)	(13)	(2)
Other	5	4	22	16
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(130)	(9)	224	200
Deferred commissions	(103)	(73)	(217)	(144)
Prepaid expenses and other assets	(54)	(12)	(57)	(32)
Accounts payable	(14)	17	75	38
Deferred revenue	10	9	85	69
Accrued expenses and other liabilities	84	42	(111)	(36)
Net cash provided by operating activities	300	368	1,027	860
Cash flows from investing activities:
Purchases of property and equipment	(91)	(110)	(198)	(194)
Business combinations, net of cash acquired	(513)	—	(738)	(83)
Purchases of investments	(495)	(580)	(1,139)	(1,108)
Sales and maturities of investments	491	453	1,023	766
Other	(6)	(6)	1	(9)
Net cash used in investing activities	(614)	(243)	(1,051)	(628)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(25)	(14)	(53)	(16)
Proceeds from employee stock plans	—	24	95	91
Taxes paid related to net share settlement of equity awards	(124)	(113)	(315)	(239)
Net cash used in financing activities	(149)	(103)	(273)	(164)
Foreign currency effect on cash, cash equivalents and restricted cash	7	6	(11)	(5)
Net change in cash, cash equivalents and restricted cash	(456)	28	(308)	63
Cash, cash equivalents and restricted cash at beginning of period	1,827	813	1,679	778
Cash, cash equivalents and restricted cash at end of period	$1,371	$841	$1,371	$841

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	Growth Rates	June 30, 2021	June 30, 2020	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,330	$1,015	31%	$2,623	$2,010	30%
Effects of foreign currency rate fluctuations	(45)			(82)
Non-GAAP adjusted subscription revenues(1)	$1,285		27%	$2,541		26%

Professional services and other revenues:
GAAP professional services and other revenues	$79	$56	41%	$146	$107	36%
Effects of foreign currency rate fluctuations	(3)			(5)
Non-GAAP adjusted professional service and other revenues(1)	$76		36%	$141		32%

Total revenues:
GAAP total revenues	$1,409	$1,071	32%	$2,769	$2,117	31%
Effects of foreign currency rate fluctuations	(47)			(86)
Non-GAAP adjusted total revenues(1)	$1,362		27%	$2,683		27%

cRPO (in billions):
GAAP cRPO	$4.7	$3.5	34%	$4.7	$3.5	34%
Effects of foreign currency rate fluctuations	(0.1)			(0.1)
Non-GAAP adjusted cRPO(1)	$4.6		31%	$4.6		31%

RPO (in billions):
GAAP RPO	$9.5	$7.0	35%	$9.5	$7.0	35%
Effects of foreign currency rate fluctuations	(0.2)			(0.2)
Non-GAAP adjusted RPO(1)	$9.3		32%	$9.3		32%

Subscription billings:
GAAP subscription revenues	$1,330	$1,015	31%	$2,623	$2,010	30%
Change in subscription deferred revenue, unbilled receivables and customer deposits	(2)	3		70	63
Non-GAAP subscription billings	1,328	1,018	30%	2,693	2,073	30%
Effects of foreign currency rate fluctuations	(44)			(83)
Effects of fluctuations in billings duration	(9)			(20)
Non-GAAP adjusted subscription billings(2)	$1,275		25%	$2,590		25%

Professional services and other billings:
GAAP professional services and other revenues	$79	$56	41%	$146	$107	36%
Change in professional services and other deferred revenue	10	6		$12	$2
Non-GAAP professional services and other billings	89	62	44%	158	109	45%
Effects of foreign currency rate fluctuations	(3)
Non-GAAP adjusted professional services and other billings(2)	$86		39%	$153		40%

Total billings:
GAAP total revenues	$1,409	$1,071	32%	$2,769	$2,117	31%
Change in total deferred revenue, unbilled receivables and customer deposits	8	8		83	65
Non-GAAP total billings	1,417	1,079	31%	2,852	2,182	31%
Effects of foreign currency rate fluctuations	(47)			(88)
Effects of fluctuations in billings duration	(9)			(20)
Non-GAAP adjusted total billings(2)	$1,361		26%	$2,744		26%

Cost of revenues:
GAAP subscription cost of revenues	$248	$172		$476	$332
Stock-based compensation	(33)	(25)		(62)	(46)
Amortization of purchased intangibles	(14)	(12)		(26)	(19)
Non-GAAP subscription cost of revenues	$201	$135		$388	$267

GAAP professional services and other cost of revenues	$81	$61		$152	$124
Stock-based compensation	(15)	(13)		(28)	(25)
Non-GAAP professional services and other cost of revenues	$66	$48		$124	$99

Gross profit:
GAAP subscription gross profit	$1,082	$843		$2,147	$1,678
Stock-based compensation	33	25		62	46
Amortization of purchased intangibles	14	12		26	19
Non-GAAP subscription gross profit	$1,129	$880		$2,235	$1,743

GAAP professional services and other gross loss	$(2)	$(5)		$(6)	$(17)
Stock-based compensation	15	13		28	25
Non-GAAP professional services and other gross profit	$13	$8		$22	$8

GAAP gross profit	$1,080	$838		$2,141	$1,661
Stock-based compensation	48	38		90	71
Amortization of purchased intangibles	14	12		26	19
Non-GAAP gross profit	$1,142	$888		$2,257	$1,751

Gross margin:
GAAP subscription gross margin	81%	83%		82%	83%
Stock-based compensation as % of subscription revenues	3%	3%		2%	3%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	85%	87%		85%	87%

GAAP professional services and other gross margin	(3%)	(9%)		(4%)	(16%)
Stock-based compensation as % of professional services and other revenues	19%	23%		19%	23%
Non-GAAP professional services and other gross margin	17%	14%		15%	7%

GAAP gross margin	77%	78%		77%	78%
Stock-based compensation as % of total revenues	3%	4%		3%	4%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	81%	83%		81%	83%

Operating expenses:
GAAP sales and marketing expenses	$557	$426		$1,081	$867
Stock-based compensation	(99)	(79)		(192)	(149)
Amortization of purchased intangibles	—	—		(1)	(1)
Non-GAAP sales and marketing expenses	$458	$347		$888	$717

GAAP research and development expenses	$333	$245		$647	$472
Stock-based compensation	(98)	(70)		(186)	(129)
Amortization of purchased intangibles	—	—		—	(1)
Business combination and other related costs	$(1)	$—		$(1)	$—
Non-GAAP research and development expenses	$234	$175		$460	$342

GAAP general and administrative expenses	$139	$104		$265	$210
Stock-based compensation	(37)	(30)		(70)	(56)
Amortization of purchased intangibles	(2)	(2)		(6)	(5)
Business combination and other related costs	(3)	(1)		(5)	(4)
Non-GAAP general and administrative expenses	$97	$71		$184	$145

GAAP total operating expenses	$1,029	$775		$1,993	$1,549
Stock-based compensation	(234)	(179)		(448)	(334)
Amortization of purchased intangibles	(2)	(3)		(7)	(6)
Business combination and other related costs	(4)	(1)		(6)	(4)
Non-GAAP total operating expenses	$789	$592		$1,532	$1,205

Income from operations:
GAAP income from operations	$51	$63		$148	$112
Stock-based compensation	282	217		538	405
Amortization of purchased intangibles	16	15		33	25
Business combination and other related costs	4	1		6	4
Non-GAAP income from operations	$353	$296		$725	$546

Operating margin:
GAAP operating margin	4%	6%		5%	5%
Stock-based compensation as % of total revenues	20%	20%		19%	19%
Amortization of purchased intangibles as % of total revenues	1%	2%		1%	2%
Business combination and other related costs as % of total revenues	—%	—%		1%	—%
Non-GAAP operating margin	25%	28%		26%	26%

Net income:
GAAP net income	$59	$41		$141	$89
Stock-based compensation	282	217		538	405
Amortization of purchased intangibles	16	15		33	25
Business combination and other related costs	4	1		6	4
Amortization of debt discount and issuance costs	2	8		4	17
Other	1	1		3	1
Income tax expense effects related to the above adjustments	(77)	(39)		(132)	(91)
Non-GAAP net income	$287	$243		$593	$450

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.30	$0.21		$0.71	$0.47
GAAP net income per share - diluted	$0.29	$0.20		$0.70	$0.44
Non-GAAP net income per share - basic	$1.45	$1.27		$3.01	$2.36
Non-GAAP net income per share - diluted	$1.42	$1.23		$2.93	$2.27

GAAP weighted-average shares used to compute net income per share - basic	198	191		197	191

GAAP weighted-average shares used to compute net income per share - diluted	202	201		202	201
Effects of in-the-money portion of convertible senior notes(3)	—	(3)		—	(3)
Non-GAAP weighted-average shares used to compute net income per share - diluted	202	198		202	198

Free cash flow:
GAAP net cash provided by operating activities	$300	$368		$1,027	$860
Purchases of property and equipment	(91)	(110)		(198)	(194)
Repayments of convertible senior notes attributable to debt discount	6	2		13	2
Business combination and other related costs	53	—		53	—
Non-GAAP free cash flow	$268	$259		$895	$668

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	21%	34%		37%	41%
Purchases of property and equipment as % of total revenues	(6%)	(10%)		(7%)	(9%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	—%		—%	—%
Business combination and other related costs as % of total revenues	4%	—%		2%	—%
Non-GAAP free cash flow margin	19%	24%		32%	32%

(1)Adjusted revenues, cRPO, RPO and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2021. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended June 30, 2021. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	September 30, 2021	September 30, 2020(3)	Growth Rates

GAAP subscription revenues	$1,400 - $1,405 million	$1,091 million	28% -29%
Note: Includes foreign currency benefit of $15 million

GAAP subscription revenues	$1,400 - $1,405 million	$1,091 million	28% -29%

Change in subscription deferred revenue, unbilled receivables and customer deposits	(80) million	(10) million

Non-GAAP subscription billings	$1,320 - $1,325 million	$1,081 million	22% - 23%
Note: Includes foreign currency benefit of $14 million Includes negative impact of billings duration of $7 million

cRPO Year-over-year growth	30%

GAAP operating margin	2.5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	23.0%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(4)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	202 million

Twelve Months Ended
	December 31, 2021	December 31, 2020(3)	Growth Rates

GAAP subscription revenues	$5,530 - $5,540 million	$4,286 million	29%
Note: Includes foreign currency benefit of $101 million

GAAP subscription revenues	$5,530 - $5,540 million	$4,286 million	29%

Change in subscription deferred revenue, unbilled receivables and customer deposits	785 million	696 million

Non-GAAP subscription billings	$6,315 - $6,325 million	$4,982 million	27%

Note: Includes foreign currency benefit of $104 million Includes positive impact of billings duration of $6 million

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	85%

GAAP operating margin	4.3%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	24.5%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Business combination and other related costs as % of total revenues	1%

Non-GAAP free cash flow margin	31.0%

GAAP weighted-average shares used to compute net income per share - diluted	202 million

Effects of in-the-money portion of convertible senior notes(4)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	202 million

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.
(4)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.